Exhibit 24.1
                             Powers of Attorney
                    Signature Page of This Registration

                                 SIGNATURES

  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on this 27th day of March, 1998.

                                REGAL-BELOIT CORPORATION
                                REGISTRANT

                                     JAMES L. PACKARD
                                   -------------------
                                By:  JAMES L. PACKARD
                                Chairman, President and Chief Executive Officer

                               POWERS OF ATTORNEY

  Each person whose signature appears below constitutes and appoints
  James L. Packard and Kenneth F. Kaplan, and each of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                Title                          Date
     ---------                -----                          ----
  JAMES L. PACKARD
  -----------------------     Chairman, President and        March 27, 1998
  James L. Packard            Chief Executive Officer


  KENNETH F. KAPLAN
  -----------------------     Secretary, Vice President      March 27, 1998
  Kenneth F. Kaplan           and Chief Financial Officer


  HENRY W. KNUEPPEL
  -----------------------     Executive Vice President       March 27, 1998
  Henry W. Knueppel           Director


  FRANK E. BAUCHIERO
  -----------------------
  Frank E. Bauchiero          Director                       March 27, 1998


  J. REED COLEMAN
  -----------------------
  J. Reed Coleman             Director                       March 27, 1998

  JOHN M. ELDRED
  -----------------------
  John M. Eldred              Director                       March 27, 1998


  STEPHEN N. GRAFF
  -----------------------
  Stephen N. Graff            Director                       March 27, 1998


  G. FREDERICK KASTEN JR.
  -----------------------
  G. Frederick Kasten, Jr.    Director                       March 27, 1998


  WILLIAM W. KEEFER
  ----------------------
  William W. Keefer           Director                       March 27, 1998


  JOHN A. MCKAY
  ----------------------
  John A. McKay               Director                       March 27, 1998

  The Plan.  Pursuant to the requirements of the Securities Act of 1933, the
  --------
  Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on March 27, 1998.

                               REGAL-BELOIT CORPORATION
                               PLAN



                               By:  JAMES L. PACKARD
                                  -------------------
                                    James L. Packard
                                    Plan Sponsor